PROSPECTUS/INFORMATION STATEMENT DATED DECEMBER 4, 1996

                          Acquisition of the assets of

                             GW&K EQUITY FUND, L.P.
                               222 Berkeley Street
                           Boston, Massachusetts 02116
                             Telephone: 617/236-8900

                      By and in exchange for the shares of

                              THE GW&K EQUITY FUND
                 (a series of The Gannett Welsh & Kotler Funds)
                               222 Berkeley Street
                           Boston, Massachusetts 02116
                             Telephone: 617/236-8900

         The Prospectus/Information Statement relates to the proposed transfer of substantially all of the properties and assets of GW&K Equity Fund, L.P. (the "Partnership"), a limited partnership formed under the laws of the State of Delaware, to the GW&K Equity Fund (the "Fund"), a series of The Gannett Welsh & Kotler Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, in exchange for shares of beneficial interest, no par value (the "Shares"), of the Fund (the "Exchange"). The Shares received in the Exchange will be distributed by the Partnership to its partners in liquidation of the Partnership, after which the Partnership will be dissolved. As a result of the Exchange, each partner of the Partnership will become a shareholder of the Fund, receiving Shares that will have a value equal to the value of the partner's interest in the Partnership on the business day immediately preceding the date of the Exchange.

         Limited partners of the Partnership (the "Limited Partners") as of the close of business on September 30, 1996 will be entitled to vote on the Exchange, and a voting instruction form accompanies this Prospectus/Information Statement for this purpose.

         The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The Fund has an investment objective of long-term total return. This Prospectus/Information Statement sets forth concisely the information about the Fund that Limited Partners of the Partnership should know before approving the Exchange or investing in the Fund and should be retained for future reference. The Prospectus of the Fund and a Statement of Additional Information relating to the Fund and the Exchange, dated December 4, 1996, accompany this Prospectus/Information Statement and are incorporated by reference into it.

         This Prospectus/Information Statement and accompanying materials are expected to be sent to Limited Partners on or about December 4, 1996.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




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                                TABLE OF CONTENTS

                                                             Page
Expense Information  . . . . . . . . . . . . . . . . . . .     2
Summary  . . . . . . . . . . . . . . . . . . . . . . . . .     3
Risk Factors . . . . . . . . . . . . . . . . . . . . . . .     9
The Plan . . . . . . . . . . . . . . . . . . . . . . . . .     9
Reasons for the Exchange and Benefits
  to Limited Partners. . . . . . . . . . . . . . . . . . .    10
Tax Consequences . . . . . . . . . . . . . . . . . . . . .    11
Differences in Rights. . . . . . . . . . . . . . . . . . .    13
Capitalization . . . . . . . . . . . . . . . . . . . . . .    15
The Fund . . . . . . . . . . . . . . . . . . . . . . . . .    16
The Partnership. . . . . . . . . . . . . . . . . . . . . .    16
Voting Information . . . . . . . . . . . . . . . . . . . .    16
Certain Affiliations . . . . . . . . . . . . . . . . . . .    17
Expenses . . . . . . . . . . . . . . . . . . . . . . . . .    17
Financial Statements . . . . . . . . . . . . . . . . . . .    18
Legal Matters. . . . . . . . . . . . . . . . . . . . . . .    18
Exhibit A -- Agreement and Plan
  of Exchange. . . . . . . . . . . . . . . . . . . . . . .    19


                               EXPENSE INFORMATION

                                                         The        The
Shareholder Transaction Expenses                      Partnership   Fund

         Sales Load Imposed on Purchases . . . . . . . . None       None
         Sales Load Imposed on Reinvested Dividends. . . None       None
         Exchange Fee. . . . . . . . . . . . . . . . . . None       None
         Redemption Fees . . . . . . . . . . . . . . . . None       None*

*        A wire transfer fee is charged in the case of redemptions made by wire.
         Such fee is subject to change and is currently $8. See "How to Redeem Shares" in the Fund's Prospectus, which accompanies this Prospectus/Information Statement.

                                                          The         The
Annual Fund Operating Expenses                        Partnership     Fund
(as a percentage of average net assets)                             (Pro Forma)

         Management Fees After Waivers . . . . . . . .   .63%         .75%(A)
         12b-1 Fees. . . . . . . . . . . . . . . . . .   None         .00%(B)
         Other Expenses. . . . . . . . . . . . . . . .   .18%         .50%
                                                        -----        -----
         Total Fund Operating Expenses After Waivers .   .81%        1.25%(C)
                                                        =====        =====


(A) Absent waivers of management fees, such fees would be 1.00%.




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(B)      The Fund may incur 12b-1 fees of up to .25% per annum. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

(C) Absent waivers of management fees, total operating expenses would be 1.50%.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund and the Partnership will bear directly or indirectly. The percentages expressing annual fund operating expenses for the Fund are based on estimated amounts for the current fiscal year. The percentages expressing annual fund operating expenses for the Partnership are based on amounts incurred during the year ended December 31, 1995. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


Example

You would pay the following
expenses on a $1,000
investment, assuming
(1) 5% annual return and                         The          The
(2) redemption at the end                     Partnership     Fund
                                              -----------    -----
of each time period:
                                 1 Year          $ 8          $13
                                 3 Years          26           40


                                     SUMMARY

         The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement or in the Agreement and Plan of Exchange attached as Exhibit A and is qualified by reference to the more complete information contained in this Prospectus/Information Statement and Exhibit A.

Key Features of the Exchange

         This Prospectus/Information Statement is being furnished to Limited Partners in connection with the solicitation by GSD, Inc. (the "General Partner"), as the general partner of the Partnership, of their votes for the approval or disapproval of the Exchange, to be conducted pursuant to an Agreement and Plan of Exchange (the "Plan") between the Partnership, the General Partner, the Trust and Gannett Welsh & Kotler, Inc. (the "Adviser"), the investment adviser to both the Fund and Partnership. The Plan provides for the effectuation of the Exchange, in which substantially all of the properties and assets of the Partnership will be transferred to the

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Fund in exchange for the Shares at net asset value. The Partnership intends to distribute the Shares received in the Exchange to its partners (i.e., the General Partner and the Limited Partners) as a step in the complete liquidation and dissolution of the Partnership. The Partnership will retain assets sufficient, in the judgment of the Partnership, to pay the Partnership's debts, obligations and liabilities. The terms and conditions under which the Exchange will be consummated are set forth in the Plan, a copy of which is attached as Exhibit A to this Prospectus/Information Statement.

         Approval of the Exchange requires the affirmative vote of the Limited Partners holding 67% of the shares of limited partnership interest of the Partnership. If approval of the Exchange is not received prior to December 10, 1996 (or such later date as the Partnership and the Trust may agree upon), the General Partner intends to continue to operate the Partnership as a limited partnership in a manner similar to that in which the Partnership has operated in the past. The Plan does not provide for appraisal rights for Limited Partners who do not approve the Exchange.

Comparison of the Partnership and the Fund

         The Fund is a series of the Trust, a newly-formed open-end management investment company. The Fund is designed as a successor investment vehicle to the Partnership. The Fund has had no operations prior to the date of this Prospectus/Information Statement, other than the sale of 4,941.5 shares at $10.00 per share to Harold G. Kotler and 4,941.5 shares at $10.00 per share to Edward B. White. The Adviser currently serves as investment adviser to the Partnership and will serve as investment adviser to the Fund. The Adviser has not previously provided investment advisory services to a registered investment company. Shares of the Fund will be offered to the public, without the imposition of a sales charge, on a continuous basis upon the completion of the Exchange. The Fund will have substantially the same investment objective and policies as the Partnership and will be operated in substantially the same manner as the Partnership has been.

         Shareholders of the Fund will acquire those rights incident to shareholders of a Massachusetts business trust. For a discussion of such rights, see "Differences in Rights -- The Fund." Shares of the Fund are transferable, but have no preemptive, conversion or subscription rights. The Partnership is a Delaware limited partnership formed as a private investment vehicle for a small number of investors. The General Partner has complete control of the business of the Partnership and Limited Partners take no part in the operation or management of the Partnership. Limited Partners are not liable for the debts or obligations of the Partnership in excess of the value of their investment.


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         Investment Objective and Policies. The Partnership and the Fund have the same investment objective -- long-term total return. In addition, in seeking to achieve this objective, the Fund will employ investment policies that are substantially similar to those employed by the Partnership. In general, the Partnership has invested and the Fund may invest in a diversified portfolio of equity securities which the Adviser believes are undervalued or attractively valued. The Fund will be subject to certain restrictions on its investment activities to which the Partnership is not subject. For example, the Fund is required to make certain annual distributions of income and net realized capital gains to shareholders in order to qualify as a regulated investment company. The Fund may therefore need to maintain higher levels of cash reserves than does the Partnership in order to meet this requirement. As a diversified fund, the Fund must, with respect to 75% of its assets invest no more than 5% of its assets in securities of one issuer. In addition, the Fund will be subject to the following restrictions to which the Partnership is not subject:

         1. Illiquid Investments. The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

         2. Industry Concentration. The Fund may invest no more than 25% of its total assets in any particular industry.

         3. Investment Companies. The Fund may not invest more than 5% of its total assets in the securities of any single investment company or 10% of its total assets in other investment companies in total. Nor may the Fund hold more than 3% of the outstanding voting securities of any single investment company.

         4. Borrowing Money. The Fund may borrow money from banks, but only provided that there is asset coverage of 300% for all borrowings of the Fund.

         5. Voting Securities of One Issuer. The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

         Although the Partnership enjoys greater flexibility in making investments and is not subject to such restrictions, the Partnership has followed investment guidelines in its operations that are similar to those that will be followed by the Fund. (See "Investment Objective, Investment Policies and Risk Considerations" in the Fund's Prospectus, which accompanies this Prospectus/Information Statement.)

         Fees and Expenses. The Partnership is managed by the General Partner, a wholly owned subsidiary of the Adviser. The General Partner receives no fee for its services to the Partnership. The Partnership retains the Adviser to act as investment adviser to the Partnership. The Partnership pays the Adviser a monthly fee at the annual rate of 1% of the Partnership's net asset value, determined as of the close of business on the last business day of each month,

                                      - 5 -


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up to $2 million, .75% of such net asset value from $2 million to $5 million and
 .50% of such net asset value in excess of $5 million. For the fiscal years ended December 31, 1995, 1994 and 1993, the Partnership paid the Adviser fees for these services equalling $84,154, $75,210 and $72,501, respectively. The Partnership also pays custody and transactional expenses, including brokerage costs and interest charges with respect to transactions in securities, legal and auditing fees and other miscellaneous operating costs. For the fiscal years ended December 31, 1995, 1994 and 1993, the Partnership's aggregate expenses (excluding advisory fees) totalled $24,363, $23,170 and $25,460, respectively.

         The Fund will employ the Adviser as its investment adviser and will pay the Adviser a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. In addition to fees for investment advice, the Fund will pay all other expenses incurred in connection with the business of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal and auditing expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of its custodian, transfer agent, administrator and accounting and pricing agent, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including expenses incurred by the Fund in connection with litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         After the Exchange, based upon the advisory fee schedules discussed above, the Fund will pay higher advisory fees to the Adviser than the Partnership has paid in the past. The following table sets forth the aggregate amount of advisory fees and such advisory fees as a percentage of average net assets incurred during the fiscal year ending December 31, 1995 by the Partnership, the pro forma amounts that would have been incurred by the Partnership had the Partnership operated as the Fund during that period, and the amount and percentage increase that would have resulted. THE PRO FORMA ADVISORY FEES OF THE FUND DO NOT REFLECT ANTICIPATED ADVISORY FEE WAIVERS BY THE ADVISER.

                                            The
                              The           Fund                 Percentage
                           Partnership   (Pro Forma)   Increase   Increase

Advisory Fee                 $84,154      $133,244     $49,090      58%

Advisory Fee
(as a percentage
 of average net assets)       .63%          1.00%       .37%        58%


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         Despite the above increase, the advisory fee for the Fund remains within the range of investment advisory fees paid by many mutual funds having investment objectives and policies comparable to those of the Fund. The fee increase is expected to help enhance the Adviser's ability to attract and retain highly qualified investment professionals in a highly competitive investment management environment, and thus address the expectations of the Board of Trustees of the Trust regarding performance of the Fund. The costs of managing the Fund will be higher and the Adviser will be subject to greater potential liability due to the anticipated increase in the number of shareholders and amount of assets. Also, the Adviser will be subject to increased regulatory requirements under the Investment Company Act of 1940, as amended (the "1940 Act") and accountability and reporting requirements to the Board of Trustees of the Trust.

         Distribution and Purchase Procedures. The Partnership distributes substantially all of its net investment income and realized net capital gains quarterly. Limited Partners receive distributions in additional shares of limited partnership interest, or, should they elect to do so, in cash within 120 days of the close of the Partnership's fiscal year. Limited Partners may purchase shares of limited partnership interest at a price equal to the net asset value per share as of the date of purchase. Such additional investments may be made monthly in increments of not less than $25,000. Limited Partners may not assign or otherwise transfer or encumber their interests in the Partnership except by gift or by operation of law without the consent of the General Partner.

         The Fund expects to distribute all of its net investment income and net realized capital gains on an annual basis. Unless the Fund is instructed otherwise by a shareholder, dividends and distributions will be automatically reinvested in additional Shares of the Fund at net asset value on the payment date. Shares of the Fund are sold without a sales charge; however, the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (see the Fund's Prospectus under the heading "Distribution Plan"). Shares of the Fund may be purchased by mail or by wire on any day that the Fund's net asset value is calculated. Shares of the Fund may be exchanged, at net asset value, for shares of the GW&K Government Securities Fund, the other series of the Trust, or the Short Term Government Income Fund, a series of Midwest Trust. Such shares may also be re-exchanged for shares of the Fund at net asset value. An exchange will result in a sale of fund shares, which may cause the shareholder to recognize a capital gain or loss. For a discussion of when the Fund's net asset value is calculated, see the Fund's Prospectus under the heading

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"Calculation of Share Price." The minimum initial investment in the Fund after consummation of the Exchange will be $2,000. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such a requirement.

         Redemption Procedures. Upon 10 business days written notice to the General Partner, shares of limited partnership interest may be redeemed quarterly by a Limited Partner at a price equal to the net asset value per share as of the last business day of such calendar quarter. Subject to certain limitations, redemptions will be made in cash or in portfolio securities of the Partnership no later than seven business days after the effective date of the redemption. If such a redemption lowers the value of such Limited Partner's interest in the Partnership to less than $25,000, then such Limited Partner shall be deemed to be withdrawing from the Partnership completely and shall be paid an amount equal to the value of the total interest held in the Partnership by such Limited Partner.

         Shares of the Fund may be redeemed by a shareholder, at net asset value, on any day that the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. Shares of the Fund may be redeemed by mail or by placing a wire redemption request through a securities dealer. Redemption proceeds will be paid by check or wired to the shareholder's bank, but the Fund reserves the right to pay the proceeds of any redemption by an unaffiliated shareholder in-kind to avoid excessive brokerage costs and if the Fund's Board of Trustees determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable. No affiliated person of the Trust, the Adviser or the General Partner or affiliated person of any such person, will receive the proceeds of redemptions in-kind. If a shareholder's account drops below $2,000 due to redemptions, the Fund reserves the right, upon 60 days' prior written notice to the shareholder, to redeem the Shares in that account at their net asset value. After notification to the shareholder of the Fund's intention to close the account, the shareholder will be given 60 days to increase the value of his or her account to the minimum amount.

Tax Considerations of the Exchange

         The Partnership and the Fund have received an opinion of counsel to the effect, among other things, that no gain or loss will be recognized by the Partnership, the Fund or the former partners of the Partnership as a result of the Exchange, that a Limited Partner's basis for his or her Shares will be equal to the Limited Partner's adjusted basis in his or her former interest in the Partnership minus the amount of cash he receives

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pursuant to the liquidation of his or her limited partnership interest and that a Limited Partner's holding period with respect to his or her Shares will include the Partnership's holding period with respect to the Shares which, in turn, will include the period of time during which the Partnership had held its portfolio assets. See "Tax Consequences."

                                  RISK FACTORS

         Because of the similarity in investment objectives and policies between the Partnership and the Fund, an investment in the Fund involves investment risks that are substantially the same as those of the Partnership. These investment risks, in general, are those typically associated with investing in a managed portfolio of equity securities where a broad range of investment techniques may be employed. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. The Fund, like the Partnership, will have considerable flexibility with respect to the kinds of equity securities in which it may invest and the investment strategies it may employ. Utilization of these strategies and investment in these kinds of securities involve certain risks, which are described in the Fund's Prospectus.

         Among the risks associated with an investment in the Partnership that are not associated with an investment in the Fund are the limited liquidity of shares of limited partnership interest, the lack of a market for those interests and the limitations on transferability of those interests.

                                    THE PLAN

         The following summary of the important terms and conditions of the Plan is qualified in its entirety by reference to the copy of the Plan attached as Exhibit A. The Plan provides that, prior to the general offering of its Shares to the public, the Fund will exchange Shares for substantially all of the properties and assets of the Partnership. Prior to the Exchange, the Partnership will dispose of any security if the acquisition of such security by the Fund would result in a violation of the Fund's investment objective, policies or restrictions. Securities will be acquired and will be valued by the Fund after the Exchange at their current market prices in accordance with valuation methods adopted by the Board of Trustees of the Trust and set forth in the Fund's Prospectus. The Fund will not acquire any of the liabilities of the Partnership. Accordingly, the Partnership will retain sufficient assets to pay its outstanding liabilities, which the General Partner expects to be very small or nonexistent. After the Exchange, the Partnership

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will distribute Shares to all its former partners, including the General
Partner, along with any cash proceeds received from the sale of portfolio securities not acquired by the Fund. Subsequent to such distribution, the Partnership will be dissolved. The dissolution of the Partnership is expected to occur on the same day as the Exchange, but will occur in any event as soon as practicable after the Exchange. Immediately following the Exchange, the former partners of the Partnership will hold the only outstanding Shares of the Fund (other than Shares representing $98,834 of initial capital contributed by Harold
G. Kotler and Edward B. White). Immediately after the Exchange has been completed, the Fund will commence a continuous offering of its Shares to the public.

         The Plan provides that the General Partner will indemnify the Fund against losses and claims that may arise relating to the Exchange.

         Unless postponed by the mutual agreement of the Partnership and the Fund, the Exchange is expected to occur on or about December 11, 1996, on the basis of the net asset value of interests in the Partnership as of 4:00 p.m., Eastern time, on the business day immediately preceding the Exchange. The Exchange will not be effected until certain conditions are satisfied, including
(1) that the Exchange has been approved by the Limited Partners and (2) that an order of the Securities and Exchange Commission (the "Commission") permitting the Exchange has been received. The Fund has applied to the Commission for such order because the acquisition by the Fund of Partnership assets in exchange for Shares of the Fund could be viewed as a sale to the Fund of securities by an "affiliated person" (as such term is defined in the 1940 Act) of the Fund in violation of the 1940 Act.

         The Plan may be amended at any time prior to the Exchange.

            REASONS FOR THE EXCHANGE AND BENEFITS TO LIMITED PARTNERS

         The effect of the Exchange will be to establish the Fund as a successor investment vehicle to the Partnership.

         Reasons for the Exchange. The Exchange is being proposed primarily for two reasons. First, the Exchange will permit Limited Partners to pursue as shareholders of the Fund substantially the same investment objective and policies in a fund with the potential to grow and increase its assets by the continuous distribution of its shares. The Partnership was formed as a private investment vehicle for a small number of investors. It was not registered as an investment company under the 1940 Act in reliance on an exemption contained in the 1940 Act for issuers whose outstanding securities are beneficially owned by not more than 100 persons and which are not making or proposing to make a public offering of their securities. As a general rule, partnerships are less expensive to form than

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registered investment companies and enjoy somewhat greater investment flexibility than registered investment companies. As of June 30, 1996, 98 persons have been admitted to the Partnership as Limited Partners. Once the number of Limited Partners reaches 100, the Partnership's growth in asset size depends on whether existing Limited Partners make additional capital contributions. In contrast to the Partnership, the Fund, as a series of a registered investment company, is not subject to any limitation on the number of its shareholders. Because the Partnership has proven to be more popular than originally anticipated and because of continuing investor interest in the Partnership, conversion of the Partnership into a registered investment company is desirable.

         Second, it is expected that the Fund will be simpler to operate in certain respects than the Partnership. As a partnership, the Partnership must allocate profits and losses among partners taking the holding period of Partnership assets as well as the holding period of interests in the Partnership into account. These allocation calculations, which are quite complicated, will not apply to the Fund, which is able to use the simpler allocation rules under Subchapter M of the Internal Revenue Code of 1986 (the "Code").

         Benefits to Limited Partners. Immediately after the Exchange, Limited Partners will hold Shares representing a pro rata interest in substantially the same pool of assets as they previously had held as Limited Partners of the Partnership. Of course, the Fund's assets and portfolio of investments will change over time due to investment decisions made by the Adviser and redemptions and new purchases of Shares. Certain immediate benefits are expected to accrue to Limited Partners as shareholders of the Fund. As shareholders of the Fund, Limited Partners will enjoy greater liquidity and a greater ability to transfer their investment than they had as Limited Partners of the Partnership. Additional benefits may accrue to Limited Partners as the Fund's net assets increase. Although the Fund's expenses are expected to be higher as a percentage of its net assets than the Partnership's had been, the pro rata portion of the Fund's expenses to be borne by each Limited Partner may decrease and certain economies of scale may be realized as fixed costs are spread over a larger asset base as a result of the continuous public offering of Shares after the Exchange. For a discussion of certain tax benefits that may accrue to Limited Partners as a result of the Exchange, see "Tax Consequences."

                                TAX CONSEQUENCES

         The Fund and the Partnership have received an opinion of counsel stating that the Exchange will have the following tax consequences to the Fund and the Partnership: (1) no gain or loss will be recognized by the Partnership on the transfer of its portfolio securities to the Fund in exchange for Shares (Code Section 351(a)); (2) no gain or loss will be recognized by the

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Fund upon receipt of the Partnership's portfolio securities in exchange for
Shares (Code Section 1032(a)); (3) the basis to the Fund of the transferred portfolio securities will be the same as the basis of these securities held by the Partnership immediately prior to the Exchange (Code Section 362(a)); (4) the basis of Shares received by the Partnership will be equal to the basis of the assets exchanged for them (Code Section 358(a)); (5) the holding period of the portfolio securities received by the Fund will be the same as the holding period of the securities in the hands of the Partnership immediately prior to the Exchange (Code Section 1223(2)); and (6) the holding period of the Shares to be received by the Partnership will include the period during which the Partnership assets exchanged therefor were held, provided that such assets were held as capital assets, or were property described in Code Section 1231, on the date of the Exchange (Code Section 1223(1)).

         The Fund and the Partnership have also received an opinion of counsel stating that the Exchange will have the following federal income tax consequences to Limited Partners: (1) the distribution of the Shares and cash (if any) from the Partnership to a Limited Partner, which will be in liquidation of the Limited Partner's interest in the Partnership, will not cause a taxable gain or loss to be recognized by the Limited Partner (Code Section 731(a)); (2) a Limited Partner's basis for his or her Shares will be equal to the Limited Partner's adjusted basis in his or her former interest in the Partnership minus the amount of cash he or she received pursuant to the liquidation of his or her limited partnership interest (Code Section 732(b)); and (3) a Limited Partner's holding period with respect to his or her Shares will include the Partnership's holding period with respect to the Shares which, in turn, will include the period of time during which the Partnership had held its portfolio assets (Code Sections 735(b) and 1223).

         To the extent that the Fund does not acquire certain of the Partnership's portfolio securities and that the Partnership sells any of these portfolio securities prior to the Exchange, such sales may result in a taxable gain or loss being realized by the Limited Partners. Any cash received pursuant to these sales and distributed to the Limited Partners will not, as a general rule, result in any additional tax liability.

         The Partnership's current tax year will end upon the Partnership's termination. If a Limited Partner is not a calendar year taxpayer, the termination of the Partnership might cause a Limited Partner to pay a greater amount of federal income tax in his current fiscal year than such Limited Partner would have paid if the Partnership had not terminated.



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         The Exchange may result in adverse tax consequences under certain circumstances to either Limited Partners or to investors who acquire shares of the Fund in the continuous offering of the Fund's shares after the Exchange. As a result of the Exchange, the Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. For example, if the Exchange had taken place on June 30, 1996, the Fund would have acquired securities having an unrealized capital gain equal to approximately $6.2 million (representing approximately 34% of the Partnership's net assets on that date). If appreciated securities were to be sold after the Exchange, the amount of the gain would be taxable to new shareholders as well as to Limited Partners. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their Shares rather than an increase in the value of their investment. The effect on Limited Partners would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, Limited Partners will be unable to utilize the loss to offset gains, but, because the Exchange will not result in any gains, the inability of Limited Partners to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The General Partner cannot predict whether securities acquired in the Exchange will have unrealized gains or losses on the date of the Exchange. Consistent with its duties as investment adviser, the Adviser will, however, consider the possible tax consequences to investors when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund.

         LIMITED PARTNERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE EFFECT OF THE PROPOSED EXCHANGE IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AND REGARDING THE CONSEQUENCES OF THE EXCHANGE UNDER STATE AND LOCAL LAW.

                              DIFFERENCES IN RIGHTS

         The Fund. The Fund has been organized as a series of the Trust, an unincorporated business trust under the laws of the Commonwealth of Massachusetts, pursuant to an Agreement and Declaration of Trust dated April 24, 1996, as amended from time to time (the "Trust Agreement"). Subsequent to the Exchange, the former partners of the Partnership will acquire those rights incident to shareholders of a Massachusetts business trust. Shareholders of the Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares held. There will normally be no meetings of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Shares of the Fund are transferable, but have no preemptive, conversion or subscription rights. Shares do not have cumulative voting rights. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders. In the interest of economy and convenience, certificates representing the Shares are not physically issued.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such a result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification, out of the Trust property, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

         Shareholders of the Fund are entitled to dividends declared beginning on the day a purchase has been credited to their account. The Fund will declare and pay dividends from its net investment income and its net realized capital gains annually. If a shareholder redeems all the Shares in his or her account, all dividends declared up to and including the date of redemption are paid with the proceeds of the redemption.

         The Partnership. Partners in the Partnership receive at the end of each calendar quarter and on the last business day prior to the admission of any person as a partner, the distribution of any profit in shares of limited partnership interest or cash, or a combination of shares and cash, as elected by the partner.

Limited Partners may withdraw from the Partnership by redeeming their shares of limited partnership interest on the last business day of any calendar quarter provided notice is received by the General Partner at least 10 business days prior to such date. The General Partner, as the general partner of the Partnership, has complete control of the business of the Partnership and Limited Partners take no part in the operation or management of the Partnership. Limited Partners are not liable for the debts or obligations of the Partnership in excess of the value of their investment. However, when Limited Partners receive a return of their contribution to the capital of the Partnership, they remain liable for the amount necessary for the Partnership to discharge its liability to creditors who extended credit or whose claims arose before such return of capital was made. No substantive changes in the Agreement of Limited Partnership may be made without the approval of the General Partner and of the holders of 67% of the shares of limited partnership interest issued and outstanding but, otherwise, the Limited Partners have no voting rights. Without the consent of the partner affected, no amendment may be made to the Agreement of Limited Partnership that would increase the liability or obligations of or reduce the right to share in the Partnership's cash flow, net proceeds, or profits, losses and credits of any Partner. Limited Partners may not sell, pledge, assign or otherwise transfer any or all of their shares of limited partnership interest except by gift or by operation of law without the consent of the General Partner.

                                 CAPITALIZATION

         The following unaudited table sets forth (1) as of June 30, 1996 the capitalization of the Partnership, (2) as of October 17, 1996 the capitalization of the Fund and (3) the pro forma capitalization of the Fund as adjusted showing the effect of the Exchange had it occurred on June 30, 1996.

                         The            The        The Fund
                     Partnership        Fund      as Adjusted

Total Net Assets     $18,188,881(1)    $98,834    $18,287,715

Shares of
Beneficial Interest
Outstanding                  352         9,883      1,828,772(2)

Net Asset Value
Per Share            $    51,368(1)    $ 10.00    $     10.00

(1) Reflects retention by the Partnership of assets to provide for payment of liabilities. Had the Exchange been consummated on June 30, 1996, assets having a value of approximately $11,142 would have been retained for this purpose.

(2) No assurances can be given as to how many Shares the Partnership will receive in the Exchange, and the table above should not be relied upon to reflect the number of Shares that will actually be received in the Exchange for distribution to partners of the Partnership.

                                    THE FUND

         Information concerning the operations and management of the Fund, including a discussion of the risks associated with investing in the Fund, is incorporated by reference into this Prospectus/Information Statement from its current Prospectus and Statement of Additional Information, which accompany this Prospectus/Information Statement.

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with those laws will, upon the commencement of its investment operations, file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund may be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Copies of such material may also be obtained from the Public Reference Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                                 THE PARTNERSHIP

         The Partnership was organized by the General Partner in 1991 as a limited partnership under the laws of the State of Delaware. The Partnership is an investment partnership whose investment objective is long-term total return. In order to achieve this objective, investments are made principally in equity securities of businesses which are believed to be selling below intrinsic value. The Adviser is retained by the General Partner to make all investment decisions on behalf of the Partnership.

         Mr. Edward B. White, an officer and a principal of the General Partner and of the Adviser since 1989, is the portfolio manager of the Partnership. Mr. White also will be the portfolio manager of the Fund.

                               VOTING INFORMATION

         Voting instructions from Limited Partners are being solicited by the General Partner, as general partner of the Partnership. The Adviser will pay all costs incurred in soliciting Limited Partner votes. The solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by employees of the Adviser. Approval of the Exchange requires the affirmative vote of the Limited Partners holding 67% of the shares of limited partnership interest of the Partnership. Voting instructions must be received by the General Partner on or before December 10, 1996, and may be revoked by written notice received by the General Partner before that date. The Plan does not provide for appraisal rights for Limited Partners who do not approve the Exchange.

         As of the close of business on November 29, 1996, Richard B. Cohen, 637 Washington Street, Brookline, Massachusetts 02146, owned of record 5.60% of the limited partnership interests of the Partnership. No other person owned of record and, according to information available to the Partnership, no other person owned beneficially, 5% or more of the limited partnership interests of the Partnership.

         The General Partner intends to vote FOR the Exchange. The Adviser, the sole shareholder of the Fund on the date of this Prospectus/Information Statement, will not vote on the Exchange.

                              CERTAIN AFFILIATIONS

         As of the date of this Prospectus/Information Statement, Harold G. Kotler and Edward B. White held beneficially and of record all of the outstanding Shares of the Fund; as such, they may be deemed to control the Fund. Mr. Kotler and Mr. White are both principals of the Adviser and of the General Partner. After the Exchange, assuming the Limited Partners approve the Exchange, Mr. Kotler's percentage ownership of the Fund will equal approximately .27%, Mr. White's percentage ownership will equal approximately .27%, and the General Partner's percentage ownership of the Fund will equal approximately .49%. As stated above, the General Partner is the sole general partner of the Partnership and retains the Adviser as investment adviser to the Partnership. The Adviser will also serve as investment adviser to the Fund. All of the principals of the General Partner are principals of the Adviser. Various persons who serve as officers or directors of the Adviser and/or the General Partner will serve as officers or trustees of the Trust. To the knowledge of the General Partner, no Limited Partner affiliated with the General Partner, the Adviser or the Trust owns of record or beneficially 5% or more of the limited partnership interests of the Partnership.

                                    EXPENSES

         The Adviser will pay all of the expenses incurred by the Partnership and the Fund in connection with the organization of the Fund and in connection with the Exchange, including the costs of transferring portfolio securities to the Fund's custodian and costs of issuing Shares in the Exchange. The Adviser will also assume all the legal fees and expenses incurred in connection with this Prospectus/Information Statement and in obtaining the opinion of counsel as to certain tax matters, described above under "Tax Consequences."

                              FINANCIAL STATEMENTS

         The audited financial statements of the Partnership included in the Statement of Additional Information have been examined by Schneider, Schneider & Associates, P.C., certified public accountants, with offices at 35 Braintree Hill Office Park, Braintree, Massachusetts 02184. The statement of assets and liabilities of the Fund as of October 17, 1996, incorporated by reference into the Statement of Additional Information, has been examined by Arthur Andersen LLP, certified public accountants, with offices at 425 Walnut Street, Cincinnati, Ohio 45202. The statements examined by Schneider, Schneider & Associates, P.C. and Arthur Andersen LLP have been incorporated herein by reference in reliance upon their reports given on their authority as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of Shares in the Exchange and concerning the tax consequences of the Exchange will be passed upon for the Fund by Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109 and 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                                                  EXHIBIT A

                         AGREEMENT AND PLAN OF EXCHANGE

         AGREEMENT AND PLAN OF EXCHANGE, dated December 2, 1996 among GW&K Equity Fund, L.P. (the "Partnership"), a Delaware limited partnership, The Gannett Welsh & Kotler Funds (the "Trust"), a Massachusetts business trust and the issuer of shares of beneficial interest of the GW&K Equity Fund (the "Fund"), GSD, Inc., the general partner of the Partnership (the "General Partner"), a Massachusetts corporation, and Gannett Welsh & Kotler, Inc. (the "Adviser"), a Massachusetts corporation, each with its principal office and place of business at 222 Berkeley Street, Boston, Massachusetts 02116.

         WHEREAS, the General Partner, as general partner of the Partnership, and the Board of Trustees of the Trust have determined that it is in the best interests of the Partnership and the Fund, respectively, that substantially all of the assets of the Partnership be acquired by the Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware; and

         WHEREAS, the Partnership, the Trust, the General Partner and the Adviser desire to enter into a Plan of Exchange;

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the Partnership, the Trust, the General Partner and the Adviser agree as follows:

                                PLAN OF EXCHANGE

         The exchange will be comprised of the acquisition by the Fund of substantially all of the properties and assets of the Partnership in exchange for shares of beneficial interest, no par value, of the Fund (the "Fund Shares"), and the subsequent distribution to the partners of the Partnership, including the General Partner (together, the "Partners"), in the complete liquidation and dissolution of the Partnership, of all of the Fund Shares received in exchange for their interests in the Partnership ("Partnership Interests"), all upon and subject to the terms hereinafter set forth. Upon such distribution of the Fund Shares, each Partner will be entitled to receive that portion of such shares that the Partnership Interests owned by such Partner prior to the exchange bears to the number of outstanding Partnership Interests of all Partners on the same date. Any assets retained by the Partnership in excess of amounts needed to pay or provide for its liabilities will be distributed to the Partners of record as of the Exchange Date (as defined in Section 6 of the Agreement set forth below).

                                    AGREEMENT

         In consideration of the covenants and agreements herein contained, the Partnership, the Trust, the General Partner and the Adviser agree as follows:

         1. Representations and Warranties of the Partnership. The Partnership represents and warrants to and agrees with the Trust and the Adviser that:

         (a) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and, subject to the approval of its limited partners (the "Limited Partners"), to carry out this Agreement.

         (b) Except as shown on the financial statements of the Partnership for the six months ended June 30, 1996 and as incurred in the ordinary course of the Partnership's business since June 30, 1996, the Partnership has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or, to the knowledge of the General Partner, threatened against the Partnership.

         (c) At both the Valuation Time (as defined in Section 3(d) hereof) and the Exchange Date, the Partnership will have full right, power and authority to sell, assign, transfer and deliver the assets and properties to be transferred by it hereunder. Upon such transfer as contemplated by this Agreement, the Fund will acquire such assets subject to no encumbrances, liens, security interests and without any restrictions upon the transfer thereof (other than encumbrances, liens, security interests or restrictions created by the Trust).

         (d) No registration under the Securities Act of 1933, as amended (the "1933 Act"), of any of the securities to be transferred by the Partnership hereunder would be required if they were, as of the time of such transfer, the subject of a public distribution by the Partnership.

         2. Representations and Warranties of the Trust. The Trust represents and warrants to and agrees with the Partnership and the Adviser that:

         (a) The Trust is an unincorporated voluntary association duly established and validly existing in conformity with the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.

         (c) At the Exchange Date, the Fund Shares to be issued to the Partnership will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable; and no shareholder of the Fund will have any preemptive right of subscription or purchase in respect thereof.

         3. Transfer of Assets. (a) Subject to the requisite approval of the Limited Partners and to the terms and conditions contained herein, the Trust agrees that the Fund will acquire from the Partnership, and the Partnership agrees to transfer to the Fund, on the Exchange Date, all of the securities and cash of the Partnership (subject to the retention by the Partnership of assets sufficient, in the judgment of the General Partner, to pay the Partnership's debts, obligations and liabilities and any assets which the Fund is not permitted, or which it has reasonably determined to be unsuitable for it, to acquire) in exchange for that number of the Fund Shares provided in Section 4 hereof. The Partnership as soon as practicable after the Exchange Date will distribute all the Fund Shares received by it to the Partners in exchange for their Partnership Interests. Any assets retained by the Partnership, after paying or providing for the payment of all of its liabilities, shall be distributed by the Partnership or its agent to the Partners of record as of the Exchange Date.

(b) The Partnership will pay or cause to be paid to the Fund any interest or dividends received on or after the Exchange Date with respect to securities transferred to the Fund hereunder. The Partnership will transfer to the Fund any distributions, rights, stock dividends or other securities received by the Partnership after the Exchange Date as distributions on or with respect to the securities transferred, which shall be deemed included in assets transferred to the Fund on the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time. Notwithstanding the foregoing, the Fund shall not be entitled to receive any interest or dividends or other distributions on securities not transferred to the Fund hereunder.

(c) The Fund shall not assume, and shall not be obligated to assume, any liabilities (absolute or contingent) of the Partnership.

(d) The Valuation Time shall be 4:00 p.m., Eastern time, on December 10, 1996 (the "Valuation Date"), or such earlier or later date and time as may be mutually agreed upon by the Partnership and the Trust (the "Valuation Time").

         4. Shares Issued in Exchange for Assets and Valuation. Full Fund shares and, to the extent necessary, a fractional Fund Share of an aggregate net asset value equal to the value of the assets of the Partnership acquired shall be issued by the Fund in exchange for such assets of the Partnership. Value in all cases shall be determined as of the Valuation Time. The value of the assets of the Partnership to be acquired by the Fund and the net asset value per share of the Fund Shares shall be determined in accordance with the procedures for determining the value of the Fund's assets set forth in the Trust's Declaration of Trust and in the Fund's prospectus that forms part of the Trust's Registration Statement on Form N-1A under the caption "Calculation of Share Price." The Fund shall issue the Fund Shares to the Partnership. In lieu of delivering certificates for the Fund Shares, the Fund shall credit the Fund Shares to the Partnership's account on the stock record books of the Fund and shall deliver a confirmation thereof to the Partnership. The Partnership shall then deliver written instructions to the Fund's transfer agent to set up accounts for the Partners on the stock record books of the Fund.

         5. Limited Partners' Approval. The Partnership agrees as soon as is practicable after the effective date of the Trust's Registration Statement on Form N-14 that it will solicit the approval of the Limited Partners of this Agreement and the transactions contemplated hereby.

         6. Delivery of Assets; Exchange Date. Delivery of the assets of the Partnership to be transferred and the Fund Shares to be issued shall be made on the next full business day following the Valuation Time, or such other date and time agreed to by the Partnership and the Trust, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." Assets transferred shall be delivered on the Exchange Date to Investors Bank & Trust Company, the Fund's custodian (the "Custodian"), for the account of the Fund, with all securities not in bearer form duly endorsed, or accompanied by duly endorsed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary state stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Fund free and clear of all liens, encumbrances, rights, restrictions and claims. Securities held at the Depository Trust Company need not be delivered to the Custodian. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Fund.

         7. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

         (a) That the Partnership shall have furnished to the Trust a statement of the Partnership's net assets, including a list of securities owned by the Partnership with their respective tax costs and values determined as provided in Section 4 hereof, all as of the Valuation Time.

         (b) That as of the Valuation Time and as of the Exchange Date all representations and warranties of the Partnership made in this Agreement are true and correct as if made at and as of each such date, and the Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

         8. The Partnership's Conditions Precedent. The obligations of the Partnership hereunder shall be subject to the condition that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Trust and the Adviser made in this Agreement are true and correct as if made at and as of each such date, and that the Trust and the Adviser have each complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

         9. The Adviser's Conditions Precedent. The obligations of the Adviser hereunder shall be subject to the condition that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Trust and the Partnership made in this Agreement are true and correct as if made at and as of each such date, and that the Trust and the Partnership have each complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

         10. The Trust's, the Partnership's and the Adviser's Conditions Precedent. The obligations of the Trust, the Partnership and the Adviser hereunder shall be subject to the following conditions:

         (a) That this Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the Limited Partners holding 67% of the shares of limited partnership interest of the Partnership.

         (b) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (c) That the Trust's Registration Statements on Form N-1A and Form N-14 (together, the "Registration Statements") shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Partnership, shall be contemplated by the Commission.

         11. Oligations of the General Partner. The General Partner agrees with the Partnership, the Trust and the Adviser as follows:

         The General Partner will indemnify and hold harmless the Trust against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by it in connection with, arising out of or resulting from any claim, action, suit or proceeding in which it may be involved or threatened by reason of (i) any additional taxes owed by or claimed to be owed by the Trust, the Partnership or the Limited Partners as a result of the transactions contemplated hereby that are not disclosed in the Trust's Registration Statement on Form N-14 or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any amounts paid by the Trust in a reasonable compromise or settlement of any such claim, action, suit or proceeding or threatened claim, action, suit or proceeding made with the consent of the General Partner. The Trust will notify the General Partner in writing within ten (10) days of the receipt by the Trust of any notice of legal process of any suit brought against or claim made against the Trust as to any matters covered by this Section 10(b). The General Partner shall be entitled to participate at its expense in the defense of any claim, suit, action or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust the defense of any such claim, suit, action or proceeding, and if the General Partner elects to assume such defense, the Trust shall be entitled to participate in the defense of any such claim, suit, action or proceeding at its own expense. The General Partner's obligation under this Section 10(b) to indemnify and hold harmless the Trust shall constitute a guarantee of payment so that the General Partner will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Trust's first paying the same.

         12. Obligations of the Adviser. The Adviser agrees with the Partnership and the Trust and the General Partner that, whether or not the transactions contemplated hereby are consummated, the Adviser agrees to pay all expenses incurred (including but not limited to printing expenses, brokerage commissions, mailing costs and fees and disbursements of counsel and accountants) by the Partnership, the Trust and the General Partner in connection with the exchange.

         13. Broker or Finder's Fee. The Partnership, the Trust and the Adviser each represent that there is no person who has dealt with it and who by reason of such dealings is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

         14. Termination of Agreement. This Agreement may be terminated and the exchange contemplated hereby abandoned at any time (whether before or after the approval thereof by the Limited Partners) prior to the Exchange Date by mutual consent of the General Partner, the Adviser and the Board of Trustees of the Trust evidenced by appropriate resolutions.

         In the event of the termination of this Agreement and abandonment of the exchange contemplated hereby pursuant to the provisions of Section 3(a) hereof or of this Section 12, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Trust, the Limited Partners or the directors, officers or shareholders of the General Partner or the Adviser in respect of this Agreement, except the obligation of the Adviser to pay expenses.

         15. Waiver. At any time prior to the Exchange Date, the General Partner, the Adviser or the Board of Trustees of the Trust may (a) extend the time for the performance of any of the obligations or other acts of the other;
(b) waive any inaccuracy in the representations of the other; and (c) waive compliance by the other with any of the agreements or conditions set forth herein. Any agreement on behalf of either to any such extension or waiver shall be valid only if set forth in an instrument in writing duly executed and delivered on behalf of such party.

         16. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive the Exchange Date.

         17. Agreement Entire; Governing Law. Except as provided herein, this Agreement supersedes all previous correspondence or oral communications between the parties regarding the exchange, constitutes the only understanding with respect to the exchange, may not be changed except by an agreement signed by each party and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts; provided, however, that the due authorization, execution and delivery of this Agreement with respect to any party shall be construed in accordance with and governed by the laws of the jurisdiction of formation, organization or incorporation of such party.

         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         19. Limitation of Liability. A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts and the City of Boston, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or the beneficiaries individually but binding only upon the assets and property of the Trust.

         IN WITNESS WHEREOF, each of the Partnership, the Trust, the General Partner and the Adviser has caused this Agreement and Plan of Exchange to be executed and attested on its behalf by its duly authorized representatives and its seal, if any, to be affixed hereto, all as of the 2nd day of December, 1996.


                                            GW&K EQUITY FUND, L.P.


                                            By:  GSD, Inc.

Attest:/s/ T. Williams Roberts III          By:/s/ Harold G. Kotler
                                            President


                                            THE GANNETT WELSH & KOTLER FUNDS


Attest:/s/ T. Williams Roberts III          By:/s/ Harold G. Kotler
                                            President


                                            GSD, INC.


Attest:/s/ T. Williams Roberts III          By:/s/ Harold G. Kotler
                                            President


                                            GANNETT WELSH & KOTLER, INC.


Attest:/s/ T. Williams Roberts III          By:/s/ Harold G. Kotler
                                            President

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 4, 1996

               Acquisition of the assets of GW&K EQUITY FUND, L.P.
                               222 Berkeley Street
                           Boston, Massachusetts 02116

                      By and in exchange for the shares of
                                GW&K EQUITY FUND
                 (a series of The Gannett Welsh & Kotler Funds)
                               222 Berkeley Street
                           Boston, Massachusetts 02116

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of GW&K Equity Fund, L.P. (the "Partnership") to the GW&K Equity Fund (the "Fund"), a series of The Gannett Welsh & Kotler Funds (the "Trust"), in exchange for shares of the Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

         1. Audited Financial Statements of the Partnership for the years ended December 31, 1995 and 1994.

         2. Financial Statements (Unaudited) of the Partnership for the six months ended June 30, 1996.

         3.       Pro Forma Financial Information.

         This Statement of Additional Information is not a prospectus. A Prospectus/Information Statement dated December 4, 1996 relating to the above-referenced matter may be obtained from the Trust without charge by writing or calling the Trust at the address and telephone number listed above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Information Statement. A Statement of Additional Information relating to the Fund dated December 4, 1996 is incorporated by reference into this Statement of Additional Information.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)



                     YEARS ENDED DECEMBER 31, 1995 AND 1994






















                     SCHNEIDER, SCHNEIDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)



                     YEARS ENDED DECEMBER 31, 1995 AND 1994



                                    CONTENTS



                                                                   Page

Independent auditor's report                                        1

Financial statements:

     Statements of assets, liabilities and
      partners' interest in net assets                              2


     Investments in securities (December 31, 1995)                 3-6


     Statements of operations                                       7


     Statements of changes in partners' interest
      in net assets                                                 8


     Notes to financial statements                                 9-11

                     SCHNEIDER, SCHNEIDER & ASSOCIATES, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

                         35 BRAINTREE HILL OFFICE PARK PAUL D. SCHNEIDER, CPA BRAINTREE, MASSACHUSETTS 02184 GERALD R. SCHNEIDER, CPA
                                                                  -----
                               TEL. (617) 843-6601
                               FAX  (617) 849-6772       BRIAN G. OSGANIAN, ESQ.
                                                            DIRECTOR OF TAXATION

                                                        B. BURTON SCHNEIDER, CPA


                          Independent Auditors' Report

To the Partners of
GW&K Equity Fund, L.P.
(a Limited Partnership)
Boston, Massachusetts

          We have audited the accompanying statements of assets, liabilities and partners' interests in net assets of GW&K Equity Fund, L.P. (a Limited Partnership) as of December 31, 1995 and 1994, including the schedule of investments in securities as of December 31, 1995, and the related statements of operations and changes in partners' interests in net assets for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 and 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GW&K Equity Fund, L.P. (a Limited Partnership) as of December 31, 1995 and 1994, the results of its operations and changes in partners' interests in net assets for the years then ended, in conformity with generally accepted accounting principles.



January 15, 1996                     /s/ Schneider, Schneider & Associates, P.C.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                 STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS'
                             INTEREST IN NET ASSETS

                           DECEMBER 31, 1995 AND 1994



                                     ASSETS


                                                   1995              1994
                                                ----------         --------

Cash and cash equivalents                      $   318,194     $    127,166

Investments in securities (Notes 2 and 4)       15,167,381       11,256,951

Investment income receivable                        20,532           21,742
                                               -----------      -----------
                                               $15,506,107      $11,405,859
                                               ===========      ===========



                LIABILITIES AND PARTNERS' INTEREST IN NET ASSETS

Liabilities:

  Due to investment advisor (Note 5)         $      7,919      $      6,211

  Accrued custodial fees                            2,100             2,100
                                              -----------       -----------

                  Total liabilities                10,019             8,311

Partners' interest in net assets (Note 6)      15,496,088        11,397,548
                                              -----------       -----------
                                              $15,506,107       $11,405,859
                                              ===========       ===========








                       See notes to financial statements.
                                                                           2

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                  INVESTMENTS IN SECURITIES - DECEMBER 31, 1995
                                                                      Market
                                                       Shares         Value
                                                       ------         ------
COMMON STOCKS (93.5% of net assets)
-----------------------------------
DOMESTIC (92%)

ENERGY (6.8%):
-------------
     AES Corp.                                         11,266     $   268,976
     Camco International Inc.                          10,000         280,000
     Questar Corp.                                     13,000         435,500
     AES China Generating Co. Class                     9,000          72,000
                                                                  -----------

     Total energy                                                   1,056,476

FINANCE (10.4%):
---------------
     Cincinnati Financial Corp.                         4,160         271,440
     Citicorp                                           3,600         242,100
     Comerica, Inc.                                     5,600         224,000
     Criimi Mae, Inc.                                  15,500         129,813
     Donaldson, Lufkin & Jenrette                       8,000         250,000
     General Re Corp.                                   1,500         232,500
     Health & Retirement Properties Trust              16,100         261,625
                                                                  -----------

     Total finance                                                  1,611,478

TECHNOLOGY (18.8%):
------------------
     Bay Networks Inc.                                 10,050         413,306
     Cognex Corp.                                      38,000       1,320,500
     Compaq Computer Corp.                              5,100         244,800
     Loral Corporation                                  9,200         325,450
     SDL Inc.                                          10,800         259,200
     Xerox Corp.                                        2,500         342,500
                                                                  -----------

     Total technology                                               2,905,756




                       See notes to financial statements.
                                                                            3

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                  INVESTMENTS IN SECURITIES - December 31, 1995

                                                                      Market
                                                     Shares           Value
                                                     ------           ------
UTILITIES (5.1%):
----------------
     AT&T Corporation                                 5,000           323,750
     Houston Industries Inc.                         10,000           242,500
     Worldcom Inc.                                    6,400           225,600
                                                                  -----------

     Total utilities                                                  791,850

INDUSTRIAL (5.9%):
-----------------
     Boeing Co.                                       4,000           313,500
     Dames & Moore Inc.                              11,000           133,375
     General Electric Co.                             3,000           216,000
     Hughes Electronics                               5,200           255,450
                                                                  -----------

     Total industrial                                                 918,325

BASIC INDUSTRY (5.6%):
---------------------
     Dow Chemical Corp.                               3,100           217,775
     Huntco Inc. Class A                             11,000           169,125
     Ionics Inc.                                      8,000           348,000
     Universal Forest Products                       14,500           134,125
                                                                  -----------

     Total basic industry                                             869,025

CONSUMER CYCLICAL (20.8%):
-------------------------
     Burlington Industries Equity Inc.               14,400           189,000
     Devry, Inc.                                     34,000           918,000
     Dewolfe Companies Inc. Com                      26,700           153,525
     Eastman Kodak                                    4,000           268,000
     Extended Stay America                            1,000            27,500
     May Department Stores Co.                        5,000           210,625





                       See notes to financial statements.
                                                                            4

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                  INVESTMENTS IN SECURITIES - December 31, 1995

                                                                      Market
                                                     Shares            Value
                                                     ------           ------
CONSUMER CYCLICAL: (Continued)
-----------------
     Nutramax Prods. Inc.                            16,500           148,500
     Readers Digest Assn. Inc. Class A                3,500           179,375
     Readers Digest Assn. Inc. Class B                1,100            51,975
     Savoy Pictures Entertainment, Inc.              25,000           157,825
     Sears Roebuck & Co.                              8,500           331,500
     Standard Pacific Corp. New Com                  22,000           140,250
     Staffing Resources (Note 4)                     30,000           442,500
                                                                  -----------

     Total consumer cyclical                                        3,218,575

CONSUMER NONCYCLICAL (18.6%):
----------------------------
     Advantage Health Corp.                           8,000           349,000
     American Medical Response                        7,800           253,500
     Chiron                                           1,883           208,071
     Darden Restaurants                               9,000           106,875
     General Mills, Inc.                              2,000           115,500
     Healthcare Compare Corp.                         6,000           261,000
     Medaphis Corp.                                   7,000           259,000
     Merck & Co.                                      4,500           295,313
     Pepsico Inc.                                     6,000           335,250
     Pfizer Inc.                                      6,000           378,000
     San Filippo, John B & Son Inc.                  13,300           123,025
     Panamerican Beverages Inc. Class A               6,100           195,200
                                                                  -----------

     Total consumer noncyclical                                     2,879,734
                                                                  -----------
     Total Domestic (Cost $9,512,264)                              14,251,219

FOREIGN, NETHERLANDS (1.5%)

     ENERGY (1.5%)
     ------
     Royal Dutch Petroleum(NY Gldr 5)(cost $143,801)  1,700           239,912
                                                                  -----------

     Total common stocks (cost $9,656,065)                        $14,491,131
                                                                  ===========




                       See notes to financial statements.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                  INVESTMENTS IN SECURITIES - DECEMBER 31, 1995



SECURITIES, OTHER:
-----------------
                                                   Face Value/         Market
CONVERTIBLE CORPORATE BONDS (.6%):                   Units             Value
---------------------------------                  -----------         ------
     Alliance Gaming 7.50%,9/15/2003(Cost $143,000) 150,000       $    86,250
                                                                  -----------

PARTNERSHIP UNITS (3.8%):
------------------------
     Endless Video Partnership (Note 4)              1 unit           220,000

     Cedar Fair, L.P. Dep Units                10,000 units           370,000
                                                                  -----------

     Total Partnership units (Cost $461,810)                          590,000
                                                                  -----------

TOTAL INVESTMENTS (COST $10,260,875)
  (97.9% OF NET ASSETS)                                           $15,167,381
                                                                  ===========





















                       See notes to financial statements.
                                                                          6

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                            STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                 1995              1994 *
                                              ----------        ---------
Investment income:

  Dividends                                  $  237,100          $300,432

  Interest income                                62,080            39,796
                                             ----------         ---------

                                                299,180           340,228
                                             ----------          --------


Expenses:

  Investment advisory fees (Note 5)              84,154            75,210

  Professional and custodial fees                22,968            21,612

  Foreign taxes and other                         1,395             1,558
                                            -----------         ---------
                                                108,517            98,380
                                             ----------         ---------


Investment income, net                          190,663           241,848
                                             ----------          --------


Realized and unrealized gain (loss) on investments (Note 2):

  Realized gain (loss) on investments, net      857,880         ( 140,967)

  Unrealized gain (loss) on investments, net  3,522,609         ( 622,816)
                                             ----------          --------

  Gain (loss) on investments, net             4,380,489         ( 763,783)
                                             ----------          --------


Increase (decrease) in net assets resulting
  from operations                            $4,571,152         ($521,935)
                                             ==========          ========


*Reclassified for comparative purposes.



                       See notes to financial statements.
                                                                           7

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

            STATEMENTS OF CHANGES IN PARTNERS' INTEREST IN NET ASSETS

                      YEAR ENDED DECEMBER 31, 1995 AND 1994



                            General     Limited                 Limited Partners
                            Partner     Partners      Total     Units   Per Unit
                            -------     --------      -----     -----   --------
         1994
        ------
Partners' interest in net
 assets, January 1, 1994    $32,110   11,849,734  $11,881,844  343.8129  $34,466
                                                                         =======

Capital contributions          -         525,000      525,000   15.2332

Results of operations      (  5,219) (   516,716)  (  521,935)

Capital distributions          -     (   487,361) (   487,361)( 15.1451)
                            -------  -----------  -----------  --------

Partners' interest in net
 assets, December 31, 1994  $26,891  $11,370,657  $11,397,548  343.9010  $33,064
                                                                         =======



         1995
        ------
Capital contributions          -     $ 1,650,000  $ 1,650,000   43.1521

Results of operations       $45,712    4,525,440    4,571,152

Capital distributions          -     ( 2,122,612) ( 2,122,612)( 54.3557)

Partners' interest in net
assets, December 31, 1995   $72,603  $15,423,485  $15,496,088  332.6974  $46,359
                            =======  ===========  ===========  ========  =======









                       See notes to financial statements.
                                                                           8

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        Nature of operations:

        The Partnership is a Delaware Limited Partnership formed for the purpose of investing the funds of its partners in securities.

        Valuation of securities:

        Quoted market values are determined by using the closing market price on the date of determination for marketable equity securities. Securities that are not traded on active markets are valued based on managements' estimates. The increase or decrease in value of all securities from cost to market results in a net unrealized gain or loss.

        Realized gain or loss:

        Realized gain or loss from security transactions is computed on the specific identification method.

        Use of estimates:

        Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reporting amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Significant estimates used in preparing these financial statement include those assumed in computing the market value for securities not traded on active markets. It is at least reasonably possible that the estimates will change within the next year.

        Cash equivalents:

        Cash equivalents includes money market funds.

        Income taxes:

        Noprovision for federal and state income taxes is included in the accompanying financial statements because these taxes, if any, are the responsibility of the individual partners.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

2.      INVESTMENTS IN SECURITIES:

        Investments in securities, at market, includes unrealized gains and losses, which are summarized as follows:
                                                    1995             1994
                                                 ----------       ---------

          Investments in securities, at cost    $10,260,875      $9,873,055
          Gross unrealized losses               (   505,230)     (  781,269)
          Gross unrealized gains                  5,411,736       2,165,165
                                                -----------      ----------

          Investments in securities, at market  $15,167,381     $11,256,951
                                                ===========     ===========

3.      INVESTMENT TRANSACTIONS:

        Purchase and sales of investment securities (excluding short term securities) were $4,689,000 and $4,653,000, respectively, in 1995, and $4,030,312 and $3,476,000, respectively, in 1994.

        Sales of U.S. government securities were $519,000 for the year ending
          December 31, 1995. Purchases of U.S. government securities were $414,000 for the year ending December 31, 1994.

4.      RESTRICTED SECURITIES:

        The securities of Staffing Resources and Endless Video Partnership, in which the Partnership has investments with a value of $442,500 and $220,000, respectively, are not traded on any active markets. Accordingly, the investments have been valued by management based on factors such as sales of similar investments. In addition, certain restrictions are placed on the sale of these investments.

5.      INVESTMENT ADVISORY FEE:

        The Partnership incurred investment advisory fees of $84,154 and $75,210 for the services of the investment advisor during 1995 and 1994, respectively. The investment advisor is a corporation of which the general partner is an affiliated entity.

        The investment advisory agreement requires an annual fee from the Partnership, which is to be paid monthly in arrears. This fee on an annual basis is equal to 1% of the Partnership's net assets up to $2 million, .75% of the next $3 million and .5% of the amount over $5 million.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

6.      PARTNERS' INTEREST IN NET ASSETS:

        Each partner is entitled to withdraw all or part of their interest in the Partnership. A partner shall give written notice to the Partnership of their intention to withdraw at least 10 business days before the end of any quarter.

7.      INCOME TAXES:

        For income tax reporting purposes, to the individual partners, the Partnership does not report any unrealized gains or losses on securities, while the accompanying financial statements reflect net unrealized gains or losses. As a result, for financial statement reporting purposes, the net carrying value of marketable equity securities is greater than its income tax basis by $4,906,506 and $1,383,896 at December 31, 1995 and 1994, respectively.

8.      GENERAL PARTNER:

        The general partner of the Partnership, GSD, Inc., is allocated 1% of all net profits or losses incurred.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)



                         SIX MONTHS ENDED JUNE 30, 1996

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)



                         SIX MONTHS ENDED JUNE 30, 1996



                                    CONTENTS



                                                                      Page

Financial statements:

         Statement of assets, liabilities and
          partners' interest in net assets........................     3


         Investments in securities (June 30, 1996)................     4


         Statement of operations..................................     8


         Statement of changes in partners' interest
          in net assets...........................................     9


         Notes to financial statements............................    10

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                 STATEMENT OF ASSETS, LIABILITIES AND PARTNERS'
                             INTEREST IN NET ASSETS
                                   (Unaudited)

                                  JUNE 30, 1996



                                     ASSETS
                                                                  June 30,
                                                                    1996
                                                               -----------
Cash and cash equivalents                                      $   931,929

Investments in securities (Notes 2 and 4)                       17,251,631

Investment income receivable                                        16,463
                                                               -----------
                                                               $18,200,023
                                                               ===========


                LIABILITIES AND PARTNERS' INTEREST IN NET ASSETS

Liabilities:

  Due to investment advisor (Note 5)                           $     9,042

  Accrued custodial fees                                             2,100
                                                               -----------
                  Total liabilities                                 11,142

Partners' interest in net assets (Note 6)                       18,188,881
                                                               -----------
                                                               $18,200,023
                                                               ===========










                       See notes to financial statements.
                                                                            3

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                            INVESTMENTS IN SECURITIES
                                   (Unaudited)

                                  JUNE 30, 1996

                                                                       Market
                                                     Shares            Value
                                                     ------            ------
COMMON STOCKS (91.0% of net assets)
-----------------------------------
DOMESTIC (89.6%)

ENERGY (7.2%):
--------------
         AES Corp.                                   12,266       $   346,514
         Camco International Inc.                    10,500           355,688
         Questar Corp.                               13,000           442,000
         AES China Generating Co. Class A            16,500           174,290
                                                                   ----------

         Total energy                                               1,318,492

FINANCE (9.8%):
--------------
         Capital One Financial                        7,700           219,450
         Cincinnati Financial Corp.                   4,368           250,614
         Citicorp                                     3,600           297,900
         Criimi Mae, Inc.                            20,000           220,000
         Donaldson, Lufkin & Jenrette                 8,000           248,000
         General Re Corp.                             1,700           258,825
         Health & Retirement Properties Trust        17,000           293,250
                                                                   ----------

         Total finance                                              1,788,039

TECHNOLOGY (11.5%):
------------------
         Bay Networks Inc.                           13,000           334,750
         Cognex Corp.                                38,000           612,750
         Compaq Computer Corp.                        6,000           294,750
         SDL Inc.                                    16,200           449,550
         Xerox Corp.                                  7,500           401,250
                                                                   ----------

         Total technology                                           2,093,050







                       See notes to financial statements.
                                                                            4

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                      INVESTMENTS IN SECURITIES (Continued)
                                   (Unaudited)

                                  JUNE 30, 1996

                                                                      Market
                                                     Shares           Value
                                                     ------           ------
UTILITIES (5.0%):
----------------
         AT&T Corporation                             5,000           310,000
         Houston Industries, Inc.                    10,000           246,250
         Worldcom Inc.                                6,400           354,400
                                                                   ----------

         Total utilities                                              910,650

INDUSTRIAL (7.7%):
------------------
         Boeing Co.                                   4,000           348,500
         Dames & Moore Inc.                          11,000           133,375
         General Electric Co.                         3,000           260,250
         General Motors Corp.                         5,200           312,650
         Republic Industries Inc.                    12,000           349,500
                                                                   ----------
         Total industrial                                           1,404,275

BASIC INDUSTRY (6.0%):
---------------------
         Dow Chemical Corp.                           3,100           235,600
         Huntco Inc. Class A                         12,000           222,000
         Ionics Inc.                                  8,000           376,000
         Universal Forest Products                   24,000           249,000
                                                                   ----------

         Total basic industry                                       1,082,600

CONSUMER CYCLICAL (24.3%):
--------------------------
         Burlington Industries Equity Inc.           14,400           203,400
         Darden Restaurants                           2,200            23,650
         Devry Inc.                                  34,000         1,530,000
         Dewolfe Companies Inc. Com                  26,700           163,538
         Eastman Kodak                                4,000           311,000
         Extended Stay America                        7,900           248,850
         May Department Stores Co.                    5,000           218,750







                       See notes to financial statements.
                                                                            5

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                      INVESTMENTS IN SECURITIES (Continued)
                                   (Unaudited)

                                  JUNE 30, 1996

                                                                      Market
                                                     Shares           Value
                                                     ------           ------
CONSUMER CYCLICAL: (Continued)
-----------------
         Readers Digest Assn. Inc. Class A            3,500           148,750
         Readers Digest Assn. Inc. Class B            2,100            82,687
         Savoy Pictures Entertainment, Inc.          25,000           134,375
         Sears Roebuck & Co.                          8,500           413,312
         Standard Pacific Corp. New Com              25,000           181,250
         Staffing Resources (Note 4)                 30,000           750,000
                                                                   ----------

         Total consumer cyclical                                    4,409,562

CONSUMER NONCYCLICAL (18.1%):
----------------------------
         American Medical Response                    7,800           274,950
         Chiron                                       1,883           184,534
         Entremed                                     4,500            67,500
         General Mills, Inc.                          3,500           191,188
         Healthsouth Corp.                           11,014           396,504
         Healthcare Compare Corp.                     6,000           292,500
         Medaphis Corp.                               8,000           318,000
         Merck & Co.                                  4,500           290,812
         Pepsico Inc.                                12,000           426,000
         Pfizer Inc.                                  6,000           428,250
         San Filippo, John B & Son Inc.              17,200           105,350
         Panamerican Beverages Inc. Class A           7,000           313,250
                                                                   ----------

         Total consumer noncyclical                                 3,288,838
                                                                   ----------
         Total Domestic (Cost $10,345,716)                         16,295,506

FOREIGN, NETHERLANDS (1.4%)

         ENERGY (1.4%)
         -------------
         Royal Dutch Petroleum (NY Gldr 5)
          (cost $143,801)                             1,700           261,375
                                                                   ----------

         Total common stocks (cost $10,489,517)                   $16,556,881
                                                                  ===========



                       See notes to financial statements.
                                                                            6

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                      INVESTMENTS IN SECURITIES (Continued)
                                   (Unaudited)

                                  JUNE 30, 1996

                                                  Face Value/        Market
                                                     Units           Value
                                                  ----------         ------
SECURITIES, OTHER:
------------------
CONVERTIBLE CORPORATE BONDS (.6%):
---------------------------------
         Alliance Gaming 7.50%, 9/15/2003
           (Cost $143,000)                          150,000        $  111,000
                                                                   ----------

PARTNERSHIP UNITS (3.2%):
------------------------
         Endless Video Partnership (Note 4)          1 unit           210,000

         Cedar Fair, L.P. Dep Units            10,000 units           373,750
                                                                   ----------

         Total Partnership units (Cost $431,811)                      583,750
                                                                   ----------

TOTAL INVESTMENTS (COST $11,064,328)
  (94.8% OF NET ASSETS)                                           $17,251,631
                                                                  ===========



















                       See notes to financial statements.
                                                                            7

                             GW&K EQUITY FUND, L.P.
                             (A Limited Partnership)

                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                         SIX MONTHS ENDED JUNE 30, 1996


Investment income:
  Dividends                                             $  127,035

  Interest income                                           21,180
                                                        ----------
                                                           148,215
                                                        ----------

Expenses:

  Investment advisory fees (Note 5)                         51,240

  Professional and custodial fees                           12,375

  Foreign taxes and other                                      828
                                                        ----------
                                                            64,443
                                                        ----------
Investment income, net                                      83,772
                                                        ----------

Realized and unrealized gain on investments (Note 2):

  Realized gain on investments, net                        406,340

  Unrealized gain on investments, net                    1,250,799
                                                        ----------
  Gain on investments, net                               1,657,139
                                                        ----------

Increase in net assets resulting from operations        $1,740,911
                                                        ==========











                       See notes to financial statements.
                                                                            8

                             GW&K EQUITY FUND, L.P.
                             (A Limited Partnership)

            STATEMENT OF CHANGES IN PARTNERS' INTEREST IN NET ASSETS
                                   (Unaudited)

                         SIX MONTHS ENDED JUNE 30, 1996




                           General    Limited                  Limited Partners
                           Partner    Partners       Total     Units    Per Unit
                           -------  -----------     -------   -------   --------
Partners' interest in net
 assets, January 1, 1996   $72,603  $15,423,485  $15,496,088  332.6974  $46,359
                                                                        =======

Capital contributions         -         998,241      998,241   20.6363

Results of operations       17,445    1,723,466    1,740,911

Capital distributions         -      (   46,359)  (   46,359)   1.0000
                           -------    ---------    ---------  --------

Partners' interest in net
 assets, June 30, 1996     $90,048  $18,098,833  $18,188,881  352.3337  $51,368
                           =======  ===========  ===========  ========  =======




























                       See notes to financial statements.
                                                                            9

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                         SIX MONTHS ENDED JUNE 30, 1996

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       Nature of operations:

       The Partnership is a Delaware Limited Partnership formed for the purpose of investing the funds of its partners in securities.

       Valuation of securities:

       Quoted market values are determined by using the closing market price on the date of determination for marketable equity securities. Securities that are not traded on active markets are valued based on management's estimates. The increase or decrease in value of all securities from cost to market results in a net unrealized gain or loss.

       Realized gain or loss:

       Realized gain or loss from security transactions is computed on the specific identification method.

       Use of estimates:

       Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reporting amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Significant estimates used in preparing these financial statements include those assumed in computing the market value for securities not traded on active markets. It is at least reasonably possible that the estimates will change within the next year.

       Cash equivalents:

       Cash equivalents includes money market funds.

       Income taxes:

       No provision for federal and state income taxes is included in the accompanying financial statements because these taxes, if any, are the responsibility of the individual partners.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

                         SIX MONTHS ENDED JUNE 30, 1996

2.     INVESTMENTS IN SECURITIES:

       Investments in securities, at market, includes unrealized gains and losses, which are summarized as follows:

           Investments in securities, at cost              $11,064,328
           Gross unrealized losses                           6,648,371
           Gross unrealized gains                             (461,068)
                                                           ------------

           Investments in securities, at market            $17,251,631
                                                           ============
3.     INVESTMENT TRANSACTIONS:

       Purchase and sales of investment securities (excluding short term securities) were $1,598,446 and $1,171,335, respectively, for the six months ended June 30, 1996.

4.     RESTRICTED SECURITIES:

       The securities of Staffing Resources and Endless Video Partnership, in which the Partnership has investments with a value of $750,000 and $210,000, respectively, are not traded on any active markets. Accordingly, the investments have been valued by management based on factors such as sales of similar investments. In addition, certain restrictions are placed on the sale of these investments.

5.     INVESTMENT ADVISORY FEE:

       The Partnership incurred investment advisory fees of $51,240 for the services of the investment advisor during the six months ended June 30, 1996. The investment advisor is a corporation of which the general partner is an affiliated entity.

       The investment advisory agreement requires an annual fee from the Partnership, which is to be paid monthly in arrears. This fee on an annual basis is equal to 1% of the Partnership's net assets up to $2 million, .75% of the next $3 million and .5% of the amount over $5 million.

                             GW&K EQUITY FUND, L.P.
                             (a Limited Partnership)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

                         SIX MONTHS ENDED JUNE 30, 1996

6.     PARTNERS' INTEREST IN NET ASSETS:

       Each partner is entitled to withdraw all or part of their interest in the Partnership. A partner shall give written notice to the Partnership of their intention to withdraw at least 10 business days before the end of any quarter.

7.     INCOME TAXES:

       For income tax reporting purposes, to the individual partners, the Partnership does not report any unrealized gains or losses on securities, while the accompanying financial statements reflect net unrealized gains or losses. As a result, for financial statement reporting purposes, the net carrying value of marketable equity securities is greater than its income tax basis by $6,187,303 at June 30, 1996.

8.     GENERAL PARTNER:

       The general partner of the Partnership, GSD, Inc., is allocated 1% of all net profits or losses incurred.

                         PRO FORMA FINANCIAL INFORMATION


       The accompanying pro forma statement of operations for the year ended December 31, 1995 has been derived from audited financial statements of the GW&K Equity Fund, L.P. (the "Partnership"). The accompanying pro forma statement of operations for the period ended June 30, 1996 was derived from unaudited financial information supplied by the Partnership. The pro forma information should be read in conjunction with the Partnership's historical financial statements included in this Statement Additional Information.

       The pro forma statements of operations are not necessarily indicative of either the results of operations that might have occurred had the Partnership been operated as the GW&K Equity Fund (the "Fund") or of future operations of the Fund.

                             GW&K EQUITY FUND, L.P.


                       PRO FORMA STATEMENTS OF OPERATIONS

                                   (Unaudited)


                                 For the periods


                                   January 1, 1995 to       January 1, 1996 to
                                   December 31, 1995          June 30, 1996
                                 Historical  Pro Forma    Historical  Pro Forma
                                 ----------  ----------   ----------  ----------
Realized and
 unrealized gain
 on investments                  $4,380,489  $4,380,489   $1,657,139  $1,657,139
Investment Income                   299,180     299,180      148,215     148,215
                                 ----------  ----------   ----------  ----------

                                  4,679,669   4,679,669    1,805,354   1,805,354
                                 ----------  ----------   ----------  ----------
Expenses
 Advisory fee (after waivers)(1)     84,154      49,795       51,240      43,424
 Professional & custodial fees       22,968      25,500       12,375      12,750
 Foreign taxes and other              1,395      84,597          828      43,884
                                 ----------  ----------   ----------  ----------

    Total expenses                  108,517     159,892       64,443     100,058
                                 ----------  ----------   ----------  ----------

              Net income         $4,571,152  $4,519,777   $1,740,911  $1,705,296
                                 ==========  ==========   ==========  ==========


(1)The pro forma advisory fees have been reduced to reflect advisory fee waivers anticipated to be incurred by the Adviser in order to maintain the total expense ratio of the Fund at 1.25% of average net assets.






          See accompanying notes to pro forma statements of operations.

                             GW&K EQUITY FUND, L.P.

                   Notes to Pro Forma Statements of Operations
                                   (Unaudited)


1. GENERAL

         The pro forma statements of operations give effect to the proposed acquisition by the Fund, a series of The Gannett Welsh & Kotler Funds, of all or substantially all of the assets of GW&K Equity Fund, L.P. (the "Partnership"). Such acquisition will be accounted for using a pooling-of-interests method of accounting. The acquisition would be accomplished by the transfer of the assets of the Partnership in exchange for shares of the Fund at net asset value and the immediate distribution of the shares to partners of the Partnership.

         GSD, Inc., the General Partner of the Partnership, will bear any costs associated with the acquisition.

         The pro forma statements of operations should be read in conjunction with the historical financial statements of the Partnership included in this Statement of Additional Information. Pro forma balance sheets, statements of changes in net assets and supplementary data have not been presented because they would not be significantly different from the historical financial statements of the Partnership as a result of the acquisition.